PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            2000 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/00:      $279,594,529.22
Total Class A Distributions Per $1,000 of Original Investment:        $735.78

Total Class B Distributions For The Year Ended 12/31/00:       $21,253,434.74
Total Class B Distributions Per $1,000 of Original Investment:      $1,062.67

Class A Distributions Allocated To Certificate Principal:     $271,428,571.44
Class A Distributions of Principal Per $1,000 of Original Investment: $714.29

Class B Distributions Allocated to Certificate Principal       $20,000,000.00
Class B Distributions of Principal Per $1,000 of Original
 Investment:                                                        $1,000.00

Class A Distributions Allocated To Certificate Interest:        $8,165,957.78
Class A Distributions of Interest Per $1,000 of Original Investment:   $21.49

Class B Distributions Allocated to Certificate Interest         $1,253,434.74
Class B Distributions of Interest Per $1,000 of Original Investment:   $62.67

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            2000 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/00:       $52,254,741.55
Total Class A Distributions Per $1,000 of Original Investment:        $137.88

Total Class B Distributions For The Year Ended 12/31/00:        $1,427,406.45
Total Class B Distributions Per $1,000 of Original Investment:         $67.97

Class A Distributions Allocated To Certificate Principal:      $27,071,428.57
Class A Distributions of Principal Per $1,000 of Original Investment:  $71.43

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $25,183,312.98
Class A Distributions of Interest Per $1,000 of Original Investment:   $66.45

Class B Distributions Allocated to Certificate Interest         $1,427,406.45
Class B Distributions of Interest Per $1,000 of Original Investment:   $67.97

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            2000 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/00:       $28,110,237.84
Total Class A Distributions Per $1,000 of Original Investment:         $66.14

Total Class B Distributions For The Year Ended 12/31/00:        $2,300,908.61
Total Class B Distributions Per $1,000 of Original Investment:         $68.18

Total Collateral Interest Distributions For The Year
 Ended 12/31/00:                                                $2,014,824.32
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $48.84

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $28,110.237.84
Class A Distributions of Interest Per $1,000 of Original Investment:   $66.14

Class B Distributions Allocated to Certificate Interest         $2,300,908.61
Class B Distributions of Interest Per $1,000 of Original Investment:   $66.14

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $2,014,824.32
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $48.84

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            2000 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/00:       $28,153,446.19
Total Class A Distributions Per $1,000 of Original Investment:         $66.24

Total Class B Distributions For The Year Ended 12/31/00:        $2,304,339.85
Total Class B Distributions Per $1,000 of Original Investment:         $68.28

Total Collateral Interest Distributions For The Year
 Ended 12/31/00:                                                $2,178,148.58
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $52.80

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $28,153,446.19
Class A Distributions of Interest Per $1,000 of Original Investment:   $66.24

Class B Distributions Allocated to Certificate Interest         $2,304,339.85
Class B Distributions of Interest Per $1,000 of Original Investment:   $68.28

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $2,178,148.58
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $52.80

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            2000 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/00:       $22,756,358.82
Total Class A Distributions Per $1,000 of Original Investment:         $66.35

Total Class B Distributions For The Year Ended 12/31/00:        $1,846,216.88
Total Class B Distributions Per $1,000 of Original Investment:         $68.38

Total Collateral Interest Distributions For The Year
 Ended 12/31/00:                                                $1,397,281.89
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $46.58

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $22,756,358.82
Class A Distributions of Interest Per $1,000 of Original Investment:   $66.35

Class B Distributions Allocated to Certificate Interest         $1,846,216.88
Class B Distributions of Interest Per $1,000 of Original Investment:   $68.38

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $1,397,281.89
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $46.58

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            2000 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/00:       $22,940,083.49
Total Class A Distributions Per $1,000 of Original Investment:         $67.87

Total Class B Distributions For The Year Ended 12/31/00:        $2,053,733.69
Total Class B Distributions Per $1,000 of Original Investment:         $70.82

Total Collateral Interest Distributions For The Year Ended
 12/31/00:                                                      $1,517,838.96
Total Collateral Interest Distributions Per $1,000 of Original
 Investment:                                                           $46.00

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $22,940,083.49
Class A Distributions of Interest Per $1,000 of Original Investment:   $67.87

Class B Distributions Allocated to Certificate Interest         $2,053,733.69
Class B Distributions of Interest Per $1,000 of Original Investment:   $70.82

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $1,517,838.96
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $46.00